SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported) October 26, 1998


                        Real Estate Associates Limited VI
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             (Exact Name of Registrant as Specified in its Charter)


California                        000-13112                          95-3778627
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(State or Other                  (Commission                   (I.R.S. Employer
Jurisdiction of                 File Number)                     Identification
incorporation)                                                             No.)





            9090 Wilshire Boulevard, Beverly Hills, California 90211
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               (Address of Principal Executive Offices) (Zip Code)



       (Registrant's Telephone Number, Including Area Code) (310) 278-2191



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         (Former Name or Former Address, If Changed Since Last Report.)



766772.2


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ITEM 5.  Other Events.

         Real Estate Associates Limited VI, a California limited partnership (the "Registrant"), is filing this Current Report on Form 8-K in connection with issuance of a press release on October 26, 1998 regarding the approval by a majority-in-interest of the limited partners of the Registrant to the sale of certain properties and the termination of the consent solicitation period regarding the sale.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits.

Exhibit  Description
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1        Press Release, dated October 26, 1998.



766772.2
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                       REAL ESTATE ASSOCIATES LIMITED VI,
                         a California Limited Partnership


                         By:  NATIONAL PARTNERSHIP INVESTMENT
                              CORP., a California Corporation,
                              a General Partner



                               By:       /s/ Henry C. Casden
                                  ---------------------------------------------
                                  Name:   Henry C. Casden
                                  Title:  Senior Executive Vice President



Date:  October 26, 1998



766772.2
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EXHIBIT INDEX                      Exhibit 1
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766772.2
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                     NATIONAL PARTNERSHIP INVESTMENTS CORP.
                          9090 WILSHIRE BOULEVARD, #201
                             BEVERLY HILLS, CA 90211



FOR IMMEDIATE RELEASE
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                                               Contact:
                                               Pat Toy
                                               National Partnership Investments
                                               (800) 666-6274
                                               Ellen A. Gulczynski
                                               MacKenzie Partners, Inc.
                                               (212) 929-5500

          NATIONAL PARTNERSHIP INVESTMENTS CORP. ANNOUNCES APPROVAL OF
         PROPOSED SALES AND TERMINATION OF SOLICITATION PERIOD BY EIGHT
                              LIMITED PARTNERSHIPS

         Beverly Hills, California - October 26, 1998 - National Partnership Investments Corp. managing general partner of certain real estate limited partnerships, announced today that it had obtained consent of a majority-in-interest of the limited partners of the following partnerships (the "Partnerships") to the proposed sales of certain of the Partnerships' properties:

                  Real Estate Associates Limited
                  Real Estate Associates Limited II
                  Real Estate Associates Limited III
                  Real Estate Associates Limited IV
                  Real Estate Associates Limited V
                  Real Estate Associates Limited VI
                  Real Estate Associates Limited VII
                  Housing Programs Limited

As described in the consent solicitation materials previously distributed to the limited partners of the Partnerships, each Partnership's proposed sale was conditioned upon the prior approval of a majority-in-interest of such Partnership's limited partners. Because the required consents have been obtained, the managing general partner has terminated the solicitation periods for each of the Partnerships.

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